Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Fourth Quarter		Year-to-Date
	2014	2013	2014	2013
NET SALES	$2,982.5	$2,880.6	$11,338.6	$10,889.5
COSTS AND EXPENSES
Cost of sales	1,931.4	1,853.8	7,235.9	6,985.8
Gross margin	1,051.1	1,026.8	4,102.7	3,903.7
% of Net Sales	35.2%	35.6%	36.2%	35.8%
Selling, general and administrative	658.3	696.9	2,595.9	2,690.6
% of Net Sales	22.1%	24.2%	22.9%	24.7%
Operating margin	392.8	329.9	1,506.8	1,213.1
% of Net sales	13.2%	11.5%	13.3%	11.1%
Other - net	60.5	98.2	239.6	304.5
Restructuring charges	24.4	133.2	18.8	173.7
Income from operations	307.9	98.5	1,248.4	734.9
Interest - net	42.2	38.3	163.6	147.3
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	265.7	60.2	1,084.8	587.6
Income tax expense (benefit) on continuing operations	46.7	(10.2)	227.1	68.6
NET EARNINGS FROM CONTINUING OPERATIONS	219.0	70.4	857.7	519.0
Less: net (loss) earnings attributable to non-controlling interests	(0.3)	(0.1)	0.5	(1.0)
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	219.3	70.5	857.2	520.0
NET LOSS FROM DISCONTINUED OPERATIONS	(73.5)	(14.4)	(96.3)	(29.7)
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$145.8	$56.1	$760.9	$490.3

BASIC EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$1.41	$0.45	$5.49	$3.35
Discontinued operations	(0.47)	(0.09)	(0.62)	(0.19)
Total basic earnings per share of common stock	$0.94	$0.36	$4.87	$3.16
DILUTED EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$1.37	$0.44	$5.37	$3.28
Discontinued operations	(0.46)	(0.09)	(0.60)	(0.19)
Total diluted earnings per share of common stock	$0.91	$0.35	$4.76	$3.09
DIVIDENDS PER SHARE	$0.52	$0.50	$2.04	$1.98
AVERAGE SHARES OUTSTANDING (in thousands)
Basic	155,799	155,512	156,090	155,237
Diluted	160,013	159,200	159,737	158,776

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	January 3, 2015	December 28, 2013
ASSETS
Cash and cash equivalents	$496.6	$496.2
Accounts and notes receivable, net	1,396.7	1,578.5
Inventories, net	1,562.7	1,473.3
Assets held for sale	29.5	136.9
Other current assets	463.3	331.7
Total current assets	3,948.8	4,016.6
Property, plant and equipment, net	1,454.1	1,478.6
Goodwill and other intangibles, net	10,027.2	10,600.0
Other assets	114.6	439.9
Total assets	$15,544.7	$16,535.1
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$7.5	$402.6
Accounts payable	1,579.2	1,552.9
Accrued expenses	1,221.9	1,219.5
Liabilities held for sale	23.4	61.0
Total current liabilities	2,832.0	3,236.0
Long-term debt	3,839.8	3,799.4
Other long-term liabilities	2,343.8	2,619.2
Stanley Black & Decker, Inc. shareowners’ equity	6,446.3	6,799.2
Non-controlling interests’ equity	82.8	81.3
Total liabilities and equity	$15,544.7	$16,535.1

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		Fourth Quarter		Year-to-Date
		2014	2013	2014	2013
	OPERATING ACTIVITIES
	Net earnings from continuing operations	$219.0	$70.4	$857.7	$519.0
	Net loss from discontinued operations	(73.5)	(14.4)	(96.3)	(29.7)
	Depreciation and amortization	112.4	118.6	449.8	441.3
	Changes in working capital[1]	433.2	384.9	(9.8)	13.3
	Other	56.2	172.2	80.2	(75.9)
	Net cash provided by operating activities	747.3	731.7	1,281.6	868.0
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(111.6)	(95.0)	(291.0)	(340.3)
	(Payments) proceeds from sale of business / assets	(1.3)	1.0	11.5	97.5
	Acquisitions, net of cash acquired	—	(7.3)	(3.2)	(933.9)
	Premium paid on debt extinguishment	—	(42.8)	—	(42.8)
	Proceeds from long-term borrowings	—	726.7	—	726.7
	Proceeds from issuances of common stock	34.6	15.9	85.6	154.6
	Net short-term (repayments) borrowings	(424.8)	(810.8)	(391.0)	388.7
	Net investment hedge settlements	3.6	(3.4)	(61.4)	3.6
	Cash dividends on common stock	(80.8)	(77.7)	(321.3)	(312.7)
	Purchases of common stock for treasury	(7.5)	(6.6)	(28.2)	(39.2)
	Premium paid for equity option	—	(83.2)	—	(83.2)
	Payment on long-term debt	(45.7)	(300.5)	(46.6)	(302.2)
	Payment on forward share purchase contract	—	—	—	(350.0)
	Effect of exchange rate changes on cash	(84.0)	(11.6)	(147.1)	(44.9)
	Other	(20.0)	(9.3)	(88.5)	(9.7)
	Net cash used in investing and financing activities	(737.5)	(704.6)	(1,281.2)	(1,087.8)
	Increase (Decrease) in Cash and Cash Equivalents	9.8	27.1	0.4	(219.8)
	Cash and Cash Equivalents, Beginning of Period	486.8	469.1	496.2	716.0
	Cash and Cash Equivalents, End of Period	$496.6	$496.2	$496.6	$496.2

	Free Cash Flow Computation[2]
	Operating cash inflow	$747.3	$731.7	$1,281.6	$868.0
	Less: capital and software expenditures	(111.6)	(95.0)	(291.0)	(340.3)
	Free cash inflow (before dividends)	$635.7	$636.7	$990.6	$527.7
	Merger & Acquisition-related charges and payments[4]	36.1	69.4	152.2	351.7
	Free cash inflow, normalized (before dividends)[3]	$671.8	$706.1	$1,142.8	$879.4

1	The change in working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2,3
Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized free cash flow, as reconciled above, is considered a meaningful pro forma metric to aid the understanding of the Company's cash flow performance aside from the material impact of merger and acquisition-related activities.

4
Merger & Acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Fourth Quarter		Year-to-Date
	2014	2013	2014	2013
NET SALES
Construction & DIY	$1,496.4	$1,397.4	$5,559.3	$5,271.4
Industrial	891.4	881.3	3,498.8	3,302.6
Security	594.7	601.9	2,280.5	2,315.5
Total	$2,982.5	$2,880.6	$11,338.6	$10,889.5
SEGMENT PROFIT
Construction & DIY	$244.5	$202.8	$871.5	$777.1
Industrial	136.7	135.1	553.5	456.7
Security	69.7	66.8	259.2	233.3
Segment Profit	450.9	404.7	1,684.2	1,467.1
Corporate Overhead	(58.1)	(74.8)	(177.4)	(254.0)
Total	$392.8	$329.9	$1,506.8	$1,213.1
Segment Profit as a Percentage of Net Sales
Construction & DIY	16.3%	14.5%	15.7%	14.7%
Industrial	15.3%	15.3%	15.8%	13.8%
Security	11.7%	11.1%	11.4%	10.1%
Segment Profit	15.1%	14.0%	14.9%	13.5%
Corporate Overhead	(1.9)%	(2.6)%	(1.6)%	(2.3)%
Total	13.2%	11.5%	13.3%	11.1%

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Fourth Quarter 2014
		Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
	Gross margin	$1,051.1	$0.3	$1,051.4
	% of Net Sales	35.2%		35.3%
	Selling, general and administrative	658.3	(14.1)	644.2
	% of Net Sales	22.1%		21.6%
	Operating margin	392.8	14.4	407.2
	% of Net Sales	13.2%		13.7%
	Earnings from continuing operations before income taxes	265.7	39.9	305.6
	Income taxes on continuing operations	46.7	9.1	55.8
	Net earnings from continuing operations	219.3	30.8	250.1
	Diluted earnings per share of common stock	$1.37	$0.19	$1.56

1	Merger and acquisition-related charges relate primarily to integration and consulting costs.

		Fourth Quarter 2013
		Reported	Merger & Acquisition- Related and Other Charges[2]	Normalized[3]
	Gross margin	$1,026.8	$3.1	$1,029.9
	% of Net Sales	35.6%		35.8%
	Selling, general and administrative	696.9	(45.8)	651.1
	% of Net Sales	24.2%		22.6%
	Operating margin	329.9	48.9	378.8
	% of Net Sales	11.5%		13.2%
	Earnings from continuing operations before income taxes	60.2	212.2	272.4
	Income tax (benefit) expense on continuing operations	(10.2)	69.9	59.7
	Net earnings from continuing operations	70.5	142.3	212.8
	Diluted earnings per share of common stock	$0.44	$0.89	$1.34

2
Merger and acquisition-related and other charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs, as well as cost containment charges. Other charges relate to the loss on extinguishment of debt.

3
The normalized 2014 and 2013 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related and other charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Year-to-Date 2014
		Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
	Gross margin	$4,102.7	$1.8	$4,104.5
	% of Net Sales	36.2%		36.2%
	Selling, general and administrative	2,595.9	(31.6)	2,564.3
	% of Net Sales	22.9%		22.6%
	Operating margin	1,506.8	33.4	1,540.2
	% of Net Sales	13.3%		13.6%
	Earnings from continuing operations before income taxes	1,084.8	53.9	1,138.7
	Income taxes on continuing operations	227.1	5.2	232.3
	Net earnings from continuing operations	857.2	48.7	905.9
	Diluted earnings per share of common stock	$5.37	$0.30	$5.67

1	Merger and acquisition-related charges relate primarily to integration and consulting costs, as well as employee-related matters.

		Year-to-Date 2013
		Reported	Merger & Acquisition- Related and Other Charges[2]	Normalized[3]
	Gross margin	$3,903.7	$29.5	$3,933.2
	% of Net Sales	35.8%		36.1%
	Selling, general and administrative	2,690.6	(135.7)	2,554.9
	% of Net Sales	24.7%		23.5%
	Operating margin	1,213.1	165.2	1,378.3
	% of Net Sales	11.1%		12.7%
	Earnings from continuing operations before income taxes	587.6	390.3	977.9
	Income taxes on continuing operations	68.6	120.0	188.6
	Net earnings from continuing operations	520.0	270.3	790.3
	Diluted earnings per share of common stock	$3.28	$1.70	$4.98

2
Merger and acquisition-related and other charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs, as well as cost containment charges. Other charges relate to the loss on extinguishment of debt.

3
The normalized 2014 and 2013 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related and other charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Fourth Quarter 2014
		Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Construction & DIY	$244.5	$0.3	$244.8
	Industrial	136.7	2.2	138.9
	Security	69.7	3.1	72.8
	Segment Profit	450.9	5.6	456.5
	Corporate Overhead	(58.1)	8.8	(49.3)
	Total	$392.8	$14.4	$407.2
	Segment Profit as a Percentage of Net Sales
	Construction & DIY	16.3%		16.4%
	Industrial	15.3%		15.6%
	Security	11.7%		12.2%
	Segment Profit	15.1%		15.3%
	Corporate Overhead	(1.9)%		(1.7)%
	Total	13.2%		13.7%

1	Merger and acquisition-related charges relate primarily to integration and consulting costs.

		Fourth Quarter 2013
		Reported	Merger & Acquisition- Related Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Construction & DIY	$202.8	$3.8	$206.6
	Industrial	135.1	4.0	139.1
	Security	66.8	11.4	78.2
	Segment Profit	404.7	19.2	423.9
	Corporate Overhead	(74.8)	29.7	(45.1)
	Total	$329.9	$48.9	$378.8
	Segment Profit as a Percentage of Net Sales
	Construction & DIY	14.5%		14.8%
	Industrial	15.3%		15.8%
	Security	11.1%		13.0%
	Segment Profit	14.0%		14.7%
	Corporate Overhead	(2.6)%		(1.6)%
	Total	11.5%		13.2%

2
Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

3
The normalized 2014 and 2013 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the merger and acquisition-related charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Year-to-Date 2014
		Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Construction & DIY	$871.5	$1.0	$872.5
	Industrial	553.5	6.8	560.3
	Security	259.2	6.9	266.1
	Segment Profit	1,684.2	14.7	1,698.9
	Corporate Overhead	(177.4)	18.7	(158.7)
	Total	$1,506.8	$33.4	$1,540.2
	Segment Profit as a Percentage of Net Sales
	Construction & DIY	15.7%		15.7%
	Industrial	15.8%		16.0%
	Security	11.4%		11.7%
	Segment Profit	14.9%		15.0%
	Corporate Overhead	(1.6)%		(1.4)%
	Total	13.3%		13.6%

1	Merger and acquisition-related charges relate primarily to integration and consulting costs, as well as employee-related matters.

		Year-to-Date 2013
		Reported	Merger & Acquisition- Related Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Construction & DIY	$777.1	$13.0	$790.1
	Industrial	456.7	24.8	481.5
	Security	233.3	38.0	271.3
	Segment Profit	1,467.1	75.8	1,542.9
	Corporate Overhead	(254.0)	89.4	(164.6)
	Total	$1,213.1	$165.2	$1,378.3
	Segment Profit as a Percentage of Net Sales
	Construction & DIY	14.7%		15.0%
	Industrial	13.8%		14.6%
	Security	10.1%		11.7%
	Segment Profit	13.5%		14.2%
	Corporate Overhead	(2.3)%		(1.5)%
	Total	11.1%		12.7%

2
Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

3
The normalized 2014 and 2013 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the merger and acquisition-related charges.